Exhibit 99.1

reAlpha Tech Corp. Announces 4,432% Year-over-Year Revenue Growth for Quarter Ended March 31, 2025

DUBLIN, Ohio, MAY 16, 2025 (GLOBE NEWSWIRE) -- reAlpha Tech Corp. (Nasdaq: AIRE) (the “Company” or “reAlpha”), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announced financial results for the quarter ended March 31, 2025.

Financial Highlights:

●	Revenue increased 4,432% to $925,635 in the first quarter of 2025, compared to $20,426 in the first quarter of 2024.

●	Cash was approximately $1.2 million as of the first quarter of 2025, compared to $3.1 million in the first quarter of 2024.

●	Net loss was approximately $2.85 million in the first quarter of 2025, compared to a net loss of approximately $1.41 million in the first quarter of 2024, which increase in net loss was mainly due to increased operating expenses resulting from the integration of the Company’s recent acquisitions. While the Company reported a higher net loss year-over-year, the net profit margin increased from approximately (6,947)% to (309)% year-over-year, due to increased operating efficiency across the business and integration of recent acquisitions.

●	Adjusted EBITDA was approximately $(1.96) million in the first quarter of 2025, compared to approximately $(1.34) million in the first quarter of 2024.

Piyush Phadke, Chief Financial Officer of reAlpha, commented, “Our progress in the first quarter of 2025 is a definite step in the right direction and further corroborates the positive trend in revenue growth and EBITDA margins reflected in our 2024 annual report.” He further added, “We believe that by combining AI-driven technology with strategic acquisitions in real estate services, we have driven strong revenue growth and are building a scalable platform aimed at making homeownership more affordable. We intend to carry this momentum forward throughout the year.”

Business Highlights

●	Launched several tools to enhance operational efficiency and customer experience, including the rollout of a comprehensive internal lead tracking system and the launch of a new public-facing website for Be My Neighbor, one of the Company’s subsidiaries.

●	Appointed Piyush Phadke as Chief Financial Officer and Vijay Rathna as Chief Crypto Officer.

●	Announced the acquisition of GTG Financial, Inc. (“GTG”), a mortgage brokerage founded by a U.S. marine in 2017 and licensed in seven U.S. states. GTG’s acquisition complements the Company’s acquisition of Be My Neighbor in 2024 and highlights the Company’s focus on the mortgage brokerage market. From the date of acquisition to the end of the first quarter of 2025, GTG contributed to originating 36 mortgages for a total loan volume of approximately $22.4 million since its acquisition by the Company in the first quarter of 2025.

●	Secured a $5 million media-for-equity investment from Mercurius Media Capital LP on March 10, 2025, which is providing the Company with access to significant marketing exposure while preserving cash. One of the active campaigns is promoting the reAlpha platform on Willow TV across all 50 U.S. states.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is an AI-powered real estate technology company transforming the multi-trillion dollar U.S. real estate services market. reAlpha is developing an end-to-end platform that streamlines the homebuying journey, including real estate brokerage, mortgage and title services. With a strategic, acquisition-driven growth model and a proprietary AI infrastructure, reAlpha is building a vertically integrated ecosystem designed to deliver a streamlined and more affordable path to homeownership. For more information, visit www.realpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements.” Any statements other than statements of historical fact contained herein, including statements relating to acquisitions, business strategy and plans, objectives of management for future operations of reAlpha, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s ability to pay contractual obligations; reAlpha’s liquidity, operating performance, cash flow and ability to secure adequate financing; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to commercialize its developing AI-based technologies; reAlpha’s ability to successfully enter new geographic markets; reAlpha’s ability to integrate the business of its acquired companies into its existing business and the anticipated demand for such acquired companies’ services; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets and nationally; the potential loss of key employees of reAlpha and of its subsidiaries; the outcome of certain outstanding legal proceedings against reAlpha; reAlpha’s ability to obtain, and maintain, the required licenses to operate in the U.S. states in which it, or its subsidiaries, operate in, or intend to operate in; reAlpha’s ability to successfully identify and acquire companies that are complementary to its business model; reAlpha’s ability to commercialize its developing AI-based technologies; the inability to maintain and strengthen reAlpha’s brand and reputation; any accidents or incidents involving cybersecurity breaches and incidents; the inability to accurately forecast demand for short-term rentals and AI-based real estate-focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; the inability of reAlpha to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against reAlpha; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s U.S. Securities and Exchange Commission (“SEC”) filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:

Adele Carey, VP of Investor Relations

investorrelations@realpha.com

Media Contact:

Cristol Rippe, Chief Marketing Officer
media@realpha.com

reAlpha Tech Corp. and Subsidiaries

Condensed Consolidated Balance Sheet

March 31, 2025 (Unaudited) and December 31, 2024

	March 31, 2025	December 31, 2024
ASSETS	(unaudited)

Current Assets
Cash	$1,204,400	$3,123,530
Accounts receivable, net	164,693	182,425
Receivable from related parties	7,408	12,873
Prepaid expenses	5,183,968	180,158
Current assets of discontinued operations	56,931	56,931
Other current assets	278,422	487,181
Total current assets	6,895,822	4,043,098

Property and equipment, net	101,407	102,638

Other Assets
Investments	214,128	215,000
Other long term assets	954,000	31,250
Intangible assets, net	3,256,713	3,285,406
Goodwill	7,010,689	4,211,166
Capitalized software development - work in progress	105,900	105,900
TOTAL ASSETS	$18,538,659	$11,994,458

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$940,896	$655,765
Related party payables	9,380	9,287
Short term loans - related parties -current portion	245,292	261,986
Short term loans - unrelated parties -current portion	449,622	519,153
Note payable, current-net of discount	5,010,627	-
Accrued expenses	994,728	1,164,813
Deferred liabilities, current portion	4,191,060	1,534,433
Total current liabilities	11,841,605	4,145,437

Long-Term Liabilities
Embedded Derivate Liability	4,327,930	-
Preferred stock liability	957,177
Other long term loans - related parties - net of current portion	27,131	45,052
Other long term loans - unrelated parties - net of current portion	217,036	241,121
Note payable, net of discount	-	4,909,376
Other long term liabilities	2,133,000	1,086,000
Total liabilities	19,503,879	10,426,986

Stockholders’ Equity (Deficit)
Series A Convertible Preferred Stock ($0.001 par value; 5,000,000 shares authorized) 1,000,000 shares designated; 264,063 and 0 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	-	-
Common stock ($0.001 par value; 200,000,000 shares authorized, 46,230,934 shares outstanding as of March 31, 2025; 200,000,000 shares authorized, 45,864,503 shares outstanding as of December 31, 2024)	46,230	45,865
Additional paid-in capital	40,099,285	39,770,060
Accumulated deficit	(41,110,855)	(38,260,913)
Accumulated other comprehensive income	(6,920)	5,011
Total stockholders’ (deficit) equity of reAlpha Tech Corp.	(972,260)	1,560,023

Non-controlling interests in consolidated entities	7,040	7,449
Total stockholders’ (deficit) equity	(965,220)	1,567,472
TOTAL LIABILITIES AND STOCKOLDERS’ (DEFICIT) EQUITY	$18,538,659	$11,994,458

reAlpha Tech Corp. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

For the Three Ended March 31, 2025 and 2024 (unaudited)

	For the Three Months Ended	For the Three Months Ended
	March 31, 2025	March 31, 2024

Revenues	$925,635	$20,426
Cost of revenues	406,968	18,249
Gross Profit	518,667	2,177

Operating Expenses
Wages, benefits and payroll taxes	1,060,104	418,902
Repairs and maintenance	854	749
Utilities	5,213	1,663
Travel	60,991	46,964
Dues and subscriptions	52,232	12,113
Marketing and advertising	518,939	76,784
Professional and legal fees	742,159	468,725
Depreciation and amortization	179,149	71,453
Other operating expenses	321,284	211,482
Total operating expenses	2,940,925	1,308,835

Operating Loss	(2,422,258)	(1,306,658)

Other Expense (income)
Changes in fair value of contingent consideration	93,000	-
Interest expense, net	205,247	10,445
Other expense, net	129,846	101,103
Total other expense	428,093	111,548

Net Loss from continuing operations before income taxes	(2,850,531)	(1,418,206)

Net Loss from continuing operations	(2,850,351)	(1,418,206)

Discontinued operations (Roost and Rhove)
Loss from operations of discontinued Operations	-	(839)
Loss on discontinued operations	-	(839)

Net Loss	$(2,850,351)	$(1,419,045)

Less: Net Loss Attributable to Non-Controlling Interests	(409)	(65)

Net Loss Attributable to Controlling Interests	$(2,849,942)	$(1,418,980)

Other comprehensive income
Foreign currency translation adjustments	(11,931)	-
Total other comprehensive loss	(11,931)	-

Comprehensive Loss Attributable to Controlling Interests	$(2,861,873)	$(1,418,980)

Basic loss per share
Continuing operations	$(0.06)	$(0.03)
Discontinued operations	$-	$(0.00)
Net Loss per share — basic	$(0.06)	$(0.03)

Diluted loss per share
Continuing operations	$(0.06)	$(0.03)
Discontinued operations	$-	$(0.00)
Net Loss per share — diluted	$(0.06)	$(0.03)

Weighted-average outstanding shares — basic	45,913,591	44,122,091

Weighted-average outstanding shares — diluted	47,662,152	44,122,091

reAlpha Tech Corp. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

For the Three Months Ended March 31, 2025, and 2024 (unaudited)

	For the Three Months Ended	For the Three Months Ended
	March 31, 2025	March 31, 2024
Cash Flows from Operating Activities:
Net Loss	$(2,850,351)	$(1,419,045)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	130,399	71,453
Amortization of loan discounts	121,251	-
Stock based compensation	78,355	-
Change in fair value of contingent consideration	93,000	-
Non cash Commitment fee expenses	125,000	125,000
Non cash Dividend payable on preferred stock	184	-
Gain on sale of properties	-	(31,378)
Loss from equity method investment	872	-
Changes in operating assets and liabilities
Accounts receivable	17,732	18,463
Receivable from related parties	5,465	-
Payable to related parties	93	9,800
Prepaid expenses	(3,810)	25,492
Other current assets	(7,160)	(1,788)
Accounts payable	184,803	(28,263)
Accrued expenses	(187,813)	(296,972)
Deferred liabilities	24,877	-
Total adjustments	583,248	(108,193)
Net cash used in operating activities	(2,267,103)	(1,527,238)

Cash Flows from Investing Activities:
Additions to property and equipment	(13,665)	-
Proceeds from sale of properties	-	78,000
Net Cash paid to acquire business	349,529	-
Cash used for additions to capitalized software	(91,310)	(97,700)
Net cash provided by (used in) investing activities	244,554	(19,700)

Cash Flows from Financing Activities:
Proceeds from issuance of debt – related parties	155,481	-
Payments of debt	(283,711)	(71,286)
Proceeds from issuance of common stock	231,235	-
Net cash provided by (used in) financing activities	103,005	(71,286)

Net decrease in cash	(1,919,544)	(1,618,224)

Cash - Beginning of Period	3,123,944	6,456,370

Cash - End of Period	$1,204,400	$4,838,146

Explanatory Notes on Use of Non-GAAP Financial Measures

To supplement reAlpha’s financial information presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), reAlpha believes “Adjusted EBITDA,” a “non- U.S. GAAP financial measure”, as such term is defined under the rules of the SEC, is useful in evaluating reAlpha’s operating performance. reAlpha uses Adjusted EBITDA to evaluate reAlpha’s ongoing operations and for internal planning and forecasting purposes. reAlpha believes that Adjusted EBITDA may be helpful to investors because it provides consistency and comparability with past financial performance. However, Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in reAlpha’s industry, may calculate similarly titled non-U.S. GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of reAlpha’s non-U.S. GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-U.S. GAAP financial measure to the most directly comparable financial measure stated in accordance with U.S. GAAP. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non- U.S. GAAP financial measures to their most directly comparable U.S. GAAP financial measures, and not to rely on any single financial measure to evaluate reAlpha’s business.

We use Adjusted EBITDA, a non- U.S. GAAP financial measure, to evaluate our operating performance and facilitate comparisons across periods and with peer companies. We reconcile our Adjusted EBITDA to our net income (loss) adjusted to exclude interest expense, depreciation and amortization, share-based compensation, and other non-cash, non-operating, or non-recurring items that we believe are not indicative of our core business operations. We believe this measure provides useful insight into our ongoing performance; however, it should not be considered a substitute for, or superior to, net income or other financial information prepared in accordance with U.S. GAAP.

The following table provides a reconciliation of net income to Adjusted EBITDA for the periods presented below:

	For the Three Months Ended March 31,
	2025	2024
Net (Loss) Income	$(2,850,351)	$(1,419,045)
Adjusted to exclude the following
Depreciation and amortization	179,149	71,453
Changes in fair value of contingent consideration	93,000	-
Interest expense	205,247	10,445
Amortization of Loan Discounts and Origination Fee(1)	121,251	-
GEM commitment fee (2)	125,000	-
Share based compensation (3)	78,355	-
Acquisition-related expenses (4)	87,352	-
Adjusted EBITDA	(1,960,997)	(1,337,147)

(1)	Reflects the amortized original issue discount related to that certain secured promissory note issued to Streeterville Capital, LLC on August 14, 2024.

(2)	This pertains to the commitment fee of $1 million in connection with the equity facility we have in place with GEM Global Yield LLC and GEM Yield Bahamas Limited, which has been amortized over a period of 24 months.

(3)	Compensation provided to employees for services through share-based awards, which is recognized as a non-cash expense.

(4)	Expenses related to acquisitions, including professional and legal fees, which are excluded from U.S. GAAP financial measures to provide a clearer view of ongoing operational performance.